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               SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549
                               FORM 8-K
                            CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



                         Cotelligent Group, Inc.
          ---------------------------------------------------
         (Exact name of registrant as specified in its charter)



                    October 28, 1997 (September 12, 1997)
          ----------------------------------------------------
             Date of Report (Date of earliest event reported)



         Delaware               0-25372                 94-3173918
  (State or other juris-      (Commission            (I.R.S. Employer
diction of incorporation)     File Number)           Identification No.)



101 California Street - Suite 2050 San Francisco, CA            94111
-----------------------------------------------------       -------------
     (Address of principal executive offices)                  (Zip Code)



                             (415) 439-6400
           (Registrant's telephone number, including area code)




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Item 5.     Other Events.

            On September 12, 1997, Cotelligent Group, Inc. completed its agreement with BankBoston, N.A. For a $40,000,000 revolving credit facility (the "Facility"). Indebtedness under the Facility will bear interest at BankBoston's alternate base rate of LIBOR plus an applicable margin, and will be secured by a first lien on all assets of the Company and its subsidiaries. The Facility includes financial covenants with respect to maximum leverage, minimum profitability and debt service coverage.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

             (c) Exhibits.

              Exhibit No.               Exhibit

               99.1                     Senior Secured Credit Agreement




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                                 Signature

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 COTELLIGENT GROUP, INC.
                                                 (Registrant)



Dated:  October 28, 1997                          By:/s/ Curtis J. Parker
                                                     --------------------
                                                     Curtis J. Parker
                                                     Chief Accounting Officer


NY02A/153445.1


                                       6
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                             EXHIBIT INDEX


Exhibit No.          Description                                      Page


   99                Senior Secured Credit Agreement
                         dated September 12, 1997.



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